EXHIBIT 10.4
------------



             [FORM OF PURCHASE AND SALE JOINDER AGREEMENT
                             (EUROPE/USA)]










                  PURCHASE AND SALE JOINDER AGREEMENT
                             (EUROPE/USA)



                             by and among

                    LASALLE PARTNERS INCORPORATED,

    The Person named as "Shareholder" on the Signature Page hereto and, if applicable,

 The person named as "Related JLW Owner" on the Signature Page hereto dated as of October 21, 1998





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                           TABLE OF CONTENTS
                           -----------------


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ARTICLE I

           PURCHASE AND SALE OF SHARES. . . . . . . . . . . .      2
           Section 1.1      Europe/USA Region Agreement . . .      2
           Section 1.2      Purchase and Sale of Shares . . .      2
           Section 1.3      Purchase Price. . . . . . . . . .      3
           Section 1.4      Representatives . . . . . . . . .      3
           Section 1.5      Integration . . . . . . . . . . .      5
           Section 1.6      Certain Covenants . . . . . . . .      5


ARTICLE II

           CERTAIN REPRESENTATIONS AND WARRANTIES
           OF THE SHAREHOLDER AND THE RELATED
           JLW OWNER        . . . . . . . . . . . . . . . . .      5
           Section 2.1      Ownership and Sale of Shares. . .      5
           Section 2.2      Authorization . . . . . . . . . .      6
           Section 2.3      No Violation. . . . . . . . . . .      7
           Section 2.4      Consents and Approvals. . . . . .      8
           Section 2.5      Shareholder Information . . . . .      8


ARTICLE III

           CERTAIN REPRESENTATIONS, WARRANTIES AND
           COVENANTS OF THE SHAREHOLDER AND THE
           RELATED JLW OWNER. . . . . . . . . . . . . . . . .      9
           Section 3.1      Investment Matters. . . . . . . .      9
           Section 3.2      Regulation S. . . . . . . . . . .     10


ARTICLE IV

           TERMINATION      . . . . . . . . . . . . . . . . .     12
           Section 4.1      Termination of Agreement. . . . .     12







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ARTICLE V

           SURVIVAL, INDEMNIFICATION AND
           GENERAL RELEASE  . . . . . . . . . . . . . . . . .     12
           Section 5.1      Survival of Representations,
                            Warranties and Covenants. . . . .     12
           Section 5.2      Indemnification . . . . . . . . .     12
           Section 5.3      Release by the Shareholder. . . .     12


ARTICLE VI

           DEFINITIONS      . . . . . . . . . . . . . . . . .     13
           Section 6.1      Certain Terms . . . . . . . . . .     13


ARTICLE VII

           MISCELLANEOUS    . . . . . . . . . . . . . . . . .     14
           Section 7.1      Specific Enforcement;
                            Other Remedies. . . . . . . . . .     14
           Section 7.2      Severability. . . . . . . . . . .     14
           Section 7.3      Expenses. . . . . . . . . . . . .     15
           Section 7.4      Press Releases and
                            Announcements . . . . . . . . . .     15
           Section 7.5      Entire Agreement; No Third
                            Party Beneficiaries . . . . . . .     15
           Section 7.6      Amendment and Modification. . . .     15
           Section 7.7      Notices . . . . . . . . . . . . .     15
           Section 7.8      Assignment. . . . . . . . . . . .     15
           Section 7.9      Headings. . . . . . . . . . . . .     15
           Section 7.10     Applicable Law. . . . . . . . . .     15
           Section 7.11     Jurisdiction. . . . . . . . . . .     16
           Section 7.12     Words in Singular and
                            Plural Form . . . . . . . . . . .     16
           Section 7.13     Service of Process. . . . . . . .     16
           Section 7.14     Counterparts. . . . . . . . . . .     16
           Section 7.15     Waiver of Jury Trial. . . . . . .     16

Annex A       Purchase and Sale Agreement (Europe/USA)
Annex B       Shareholder and Share Information

           PURCHASE AND SALE JOINDER AGREEMENT (EUROPE/USA)

           PURCHASE AND SALE JOINDER AGREEMENT, dated as of October 21, 1998 (this "Agreement"), by and among (i) LASALLE PARTNERS INCORPORATED, a Maryland corporation ("Parent"), (ii) the Person named as "Shareholder" on the signature page hereto (the "Shareholder"), and, if applicable, (iii) the person named as "Related JLW Owner" on the signature page hereto (the "Related JLW Owner").

           Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Purchase and Sale Agreement (Europe/USA), dated as of October 21, 1998, a copy of which is attached hereto as Annex A (the "Europe/USA Region Agreement"), by and among Parent, the Jones Lang Wootton-related entities named therein as parties, the persons named as "Management Shareholders" on the signature pages thereto, the Shareholder and, if applicable, the Related JLW Owner (in each case, by execution and delivery of this Agreement), and each other Person who executes and delivers a Purchase and Sale Joinder Agreement (Europe/USA) identical to this Agreement (collectively, the "Other Europe/USA Joinder Agreements").

           WHEREAS, pursuant to the Integration Plan and the Integration Agreements, various actions are to be taken and, upon completion of the Integration, the Shareholders will collectively own all of the issued share capital or capital stock, as applicable, of the Companies (the "Shares");

           WHEREAS, the Shareholders collectively desire to grant to Parent an irrevocable right to purchase all, but not less than all, of the Shares, all upon the terms and subject to the conditions set forth in this Agreement, the Europe/USA Region Agreement and the other Operative Agreements;

           WHEREAS, Parent desires to grant to the Shareholders an irrevocable right to cause Parent to purchase all, but not less than all, of the Shares, all upon the terms and subject to the conditions set forth in this Agreement, the Europe/USA Region Agreement and the other Operative Agreements;

           WHEREAS, as a condition of and inducement to Parent's willingness to consummate the transactions contemplated hereby and by the Other Europe/USA Joinder Agreements and the Europe/USA Region Agreement, all of the Shareholders (together with any Related JLW Owners) will be required to have entered into, and Parent and the Shareholder (and, if applicable, the Related JLW Owner) are entering into, (i) this Agreement or an Other Europe/USA Joinder Agreement (and thereby the Europe/USA Region Agreement), (ii) a Stockholder Agreement and (iii) the Escrow Agreement;

           WHEREAS, as of the date hereof, Parent, JLLINT, Inc., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub"), JLLIP, Inc., an Illinois corporation and an indirect wholly-owned subsidiary of Parent ("US Acquisition Sub II"), and the other parties named therein are entering into a Purchase and Sale Agreement (the "Asia Region Agreement") , pursuant to which, upon the terms and subject to the conditions set forth therein, US Acquisition Sub and US Acquisition Sub II collectively will acquire (except as otherwise set forth therein) all of the issued share capital of each of the Asia Region Companies;

           WHEREAS, as of the date hereof, Parent, US Acquisition Sub, LPI (Australia) Holdings Pty Limited, a corporation organized under the laws of the Australian Capital Territory and an indirect wholly-owned subsidiary of Parent ("Australia Acquisition Sub"), and the other parties named therein are entering into a Purchase and Sale Agreement (the "Australasia Region Agreement" and, together with the Asia Region Agreement, the "Other Purchase Agreements"), pursuant to which, upon the terms and subject to the conditions set forth therein, Australia Acquisition Sub and US Acquisition Sub collectively will acquire all of the issued and outstanding capital stock of the Australasia Region Companies; and

           WHEREAS, pursuant to this Agreement, the Other Europe/USA Joinder Agreements, the Other Joinder Agreements, the Europe/USA Region Agreement and the Other Purchase Agreements, Parent has the right (and may be required) to acquire, directly or indirectly, all of the asset and property management, advisory and other real estate-related businesses of the Companies, the Asia Region Companies and the Australasia Region Companies and their respective Subsidiaries (such businesses being collectively referred to herein as the "JLW Businesses"), including all such businesses currently being carried on by the JLW Partnerships and their respective direct and indirect Subsidiaries.

           NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, in the Europe/USA Region Agreement and in the other Operative Agreements to which the Shareholder (and, if applicable, the Related JLW Owner) is a party, intending to be legally bound hereby, the parties hereto hereby agree as follows:


ARTICLE I

                      PURCHASE AND SALE OF SHARES

     Section 1.1 Europe/USA Region Agreement. By executing this Agreement, the Shareholder (and, if applicable, the Related JLW Owner) authorizes the additional signature page hereto to be attached as a counterpart to the Europe/USA Region Agreement, and agrees to be bound by and subject to the terms of the Europe/USA Region Agreement as if the Shareholder (and, if applicable, the Related JLW Owner) had executed such Europe/USA Region Agreement on the date of its original execution.

     Section 1.2 Purchase and Sale of Shares. (a) Parent shall have the right (the "Call Right"), exercisable by written notice (a "Call Notice") from Parent to the Sellers' Representatives, at any time following the Integration Completion and prior to midnight on the Business Day next following the Integration Completion Date (the "Exercise Period"), to purchase all, but not less than all, of the Shares owned by the Shareholder, upon the terms and subject to the conditions set forth herein and in the Europe/USA Region Agreement.

           (b) The Shareholder, together with the other Shareholders, shall have the right (the "Put Right"), exercisable by written notice (a "Put Notice") from the Sellers' Representatives to Parent, at any time during the Exercise Period, to cause Parent to purchase all, but not less than all, of the Shares owned by the Shareholder, upon the terms and subject to the conditions set forth herein and in the Europe/USA Region Agreement.

           (c) If either (i) Parent exercises its Call Right by delivering a Call Notice during the Exercise Period to the Sellers' Representatives or (ii) the Shareholders exercise their Put Right by the Sellers' Representatives delivering a Put Notice during the Exercise Period to Parent, then upon the terms and subject to the conditions set forth herein and in the Europe/USA Region Agreement, at the Closing, the Shareholder shall sell, assign, transfer, convey and deliver to Parent, and Parent shall purchase, acquire and accept from the Shareholder, all of the Shares owned by the Shareholder, as set forth in column 5 of Annex B hereto (except as otherwise specified herein, all references in this Agreement to "Annex B" refer to the definitive Annex B, as modified pursuant to Section
2.2 of the Europe/USA Region Agreement), free and clear of all Encumbrances (other than Encumbrances created by or through Parent) and together with all benefits and rights attaching or accruing thereto, for (A) the number of newly issued shares of common stock, $.01 par value per share ("Parent Common Stock"), of Parent (the "Consideration Shares") set forth in column 3 of Annex B hereto, subject to adjustment in accordance with Sections 1.3 and 1.4 of the Europe/USA Region Agreement and (B) cash, in United States dollars (the "Cash Consideration"), in the amount calculated in accordance with the formula set forth in column 4 of Annex B hereto.

     Section 1.3 Purchase Price. Upon the terms and subject to the conditions set forth herein and in the Europe/USA Region Agreement, in consideration for the sale, assignment, transfer, conveyance and delivery of the Shares owned by the Shareholder to Parent at the Closing, Parent shall deliver, or cause to be delivered, at the Closing, to (a) the Shareholders' Representatives, on behalf of the Shareholder, (i) the number of shares of Parent Common Stock specified in column 3(a) of Annex B hereto (the "Initial Distribution Shares"), which Initial Distribution Shares shall be issued in the name of Shareholder, (ii) the number of shares of Parent Common Stock specified in column 3(b) of Annex B hereto (the "Forfeiture Shares" and, together with the Initial Distribution Shares, the "Initial Consideration Shares"), which Forfeiture Shares shall be deposited in escrow with the escrow agent appointed pursuant to the SCCA (the "Forfeiture Shares Escrow Agent") pursuant to the applicable provisions of the SCCA and held and distributed in accordance with the terms thereof, and
(iii) the Cash Consideration, in United States dollars, calculated in accordance with the formula set forth in column 4 of Annex B hereto, all of which Cash Consideration shall be paid to and retained by the Shareholders' Representatives (on behalf of the Shareholder) as a reserve for certain expenses as provided in Section 1.4 (c) hereof; and (b) Harris Trust and Savings Bank (the "Escrow Agent") (i) the number of shares of Parent Common Stock specified in column 3(c) of Annex B hereto to be deposited in escrow as Escrow Shares pursuant to clause (b) of Section 1.3 of the Europe/USA Region Agreement, and (ii) the number of shares of Parent Common Stock specified in column 3(d) of Annex B hereto to be deposited in escrow as Adjustment Shares pursuant to clause (a) of Section 1.3 of the Europe/USA Region Agreement which Escrow Shares and Adjustment Shares shall be held and disposed of in accordance with the applicable provisions of the Escrow Agreement and the applicable provisions of the Europe/USA Region Agreement. The aggregate number of shares of Parent Common Stock to be deposited with the Escrow Agent pursuant to clause (b)(i) of this Section 1.3, clause (b)(i) of Section 1.2 of the Europe/USA Region Agreement and each of the Other Purchase Agreements and clause (i) of the last sentence of Section 6.7 of the Europe/USA Region Agreement and each of the Other Purchase Agreements shall be 750,000 shares (the "Escrow Shares") and the aggregate number of shares of Parent Common Stock to be deposited with the Escrow Agent pursuant to clause (b)(ii) of this Section 1.3, clause (b)(ii) of Section 1.2 of the Europe/USA Region Agreement and each of the Other Purchase Agreements and clause (ii) of the last sentence of Section 6.7 of the Europe/USA Region Agreement and each of the Other Purchase Agreements shall be 1,241,683 shares (the "Adjustment Shares"); provided that the Forfeiture Shares issuable pursuant to the Asia Region Agreement shall also be deposited with the Escrow Agent as additional Escrow Shares to be held and disposed of in accordance with the applicable provisions of the Escrow Agreement.

     Section 1.4 Representatives. (a) The parties acknowledge and agree that prior to the Shareholder Determination Date, the Shareholders, the Other Shareholders, the Related JLW Owners and the ESOT Trustee (on behalf of the ESOT) will execute a Sellers' Contribution and Coordination Agreement (the "SCCA") relating to, among other things, the selection, replacement, rights and obligations of the Sellers' Representatives and the Shareholders' Representatives, which SCCA shall be in a form reasonably acceptable to Parent. The SCCA, as executed, shall not be amended without the consent of Parent, which consent will not be unreasonably withheld or delayed.

           (b) By execution of this Agreement, the Shareholder and, if applicable, the Related JLW Owner and the JLW Party agree that:

                 (i) Parent shall be able to rely conclusively on the instructions or actions of (A) the Sellers' Representatives, or any of them, as to any instructions or actions required or permitted to be taken by the Sellers' Representatives hereunder or under any other Operative Agreement or the SCCA when executed, which instructions or actions shall be binding on such Shareholder, Related JLW Owner and JLW Parties (the "Closing Authorized Actions"), and (B) the Shareholders' Representatives as to the settlement of any claims of indemnification against the Escrow Fund (as defined in the Escrow Agreement) by any Indemnified Persons pursuant to the Escrow Agreement, the resolution of any dispute regarding Adjustment Shares under Section 1.4 of the Europe/USA Region Agreement or any other actions required or permitted to be taken by the Shareholders' Representatives hereunder or under the SCCA or any of the Operative Agreements (the "Other Authorized Actions" and, together with the Closing Authorized Actions, the "Authorized Actions"). No party hereunder or the Escrow Agent shall have any cause of action against Parent or any other Indemnified Person to the extent Parent or any other such Indemnified Person has relied upon such instructions or actions of the Sellers' Representatives or the Shareholders' Representatives.

                 (ii) [Intentionally Left Blank].

                 (iii) The provisions of this Section 1.4 are independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that the Shareholder or, if applicable, the Related JLW Owner or ESOT Trustee may have against the Sellers' Representatives or the Shareholders' Representatives for any breach of the SCCA.

                 (iv) Remedies available at law for any breach of the provisions of this Section 1.4 are inadequate. Therefore, Parent and the Companies shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages if any of Parent and/or any Company brings an action to enforce the provisions of this Section 1.4.

                 (v) The provisions of this Section 1.4 shall be binding upon the executors, heirs, legal representatives, personal representatives, successor trustees, and successors of the Shareholder and, if applicable, the Related JLW Owner and ESOT Trustee, and any references in this Agreement or in the Europe/USA Region Agreement to a Shareholder or the Shareholders or the Related JLW Owner or the Related JLW Owners shall mean and include the successors to the Shareholder's or Shareholders' or the Related JLW Owner's or Related JLW Owners' rights hereunder and thereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.

           (c) The Shareholder hereby agrees that all of the Cash Consideration that would have otherwise been payable to the Shareholder pursuant to Section 1.3 of this Agreement and all or a portion of the Cash Consideration that would have otherwise been payable to the Other Shareholders pursuant to Section 1.3 of the Other Joinder Agreements and to the Sellers under Section 1.1(a) of the Australasia Region Agreement (the "SCCA Expenses Reserve") shall instead be retained by the Shareholders' Representatives to be held and disbursed as provided in the SCCA. Such SCCA Expenses Reserve shall be apportioned among the Shareholders, such Other Shareholders and such Sellers pro rata based on the aggregate amount of Consideration Shares and Cash Consideration originally allocated to each of them. The Shareholder hereby authorizes Parent to deliver to the Shareholders' Representatives the SCCA Expenses Reserve in lieu of paying the Cash Consideration otherwise deliverable to the Shareholder.

     Section 1.5 Integration. (a) In order to accomplish and effect the Integration, the Shareholder and, if applicable, the Related JLW Owner will take (or cause to be taken) the actions contemplated to be taken by the Shareholder and such Related JLW Owner under the terms of the Integration Plan and the Integration Agreements, subject to satisfaction or waiver of the conditions set forth therein, in the order provided therein and on a basis such that (except as otherwise set forth below) the Integration Completion will occur no later than the third Business Day or as soon thereafter as is practicable following the Integration Commencement Date, but in no event later than five Business Days thereafter; provided that any Post-Closing Integration Actions may be postponed until after the Closing Date; provided, further, that the Shareholder and such Related JLW Owner shall have no responsibility after the Closing Date with respect to the performance of any Post-Closing Integration Actions contemplated to be taken by any Company or Company Subsidiary under the Integration Plan and the Integration Agreements.

           (b) If required under the Integration Plan or any Integration Agreement, the Shareholder and, if applicable, the Related JLW Owner shall have entered into an Escrow Agreement in the form attached to Annex B to the Europe/USA Region Agreement (the "Integration Escrow Agreement"), pursuant to which certain agreements, instruments and other documents described in the Integration Plan have been or will be deposited with the Escrow Agents described therein for the purpose of facilitating the implementation of the Integration Plan.

     Section 1.6 Certain Covenants. The Shareholder hereby covenants and agrees that, from the date hereof to the Closing, such Shareholder shall not Transfer any Shares or right to receive Shares (or any ownership or other interest in any JLW Partnership that may be exchangeable for Shares pursuant to the Integration Plan) to any Person. The Related JLW Owner, if any, hereby covenants and agrees that, from the date hereof to the Closing, such Related JLW Owner shall not Transfer any interest (beneficial or otherwise), direct or indirect, in the Shareholder to any Person. The Related JLW Owner, if any, shall cause the Shareholder to perform each of the obligations of such Shareholder set forth in this Agreement and in each of the other Operative Agreements and the Integration Agreements to which such Shareholder is a party.


ARTICLE II

                CERTAIN REPRESENTATIONS AND WARRANTIES
             OF THE SHAREHOLDER AND THE RELATED JLW OWNER

           The Shareholder and, if applicable, the Related JLW Owner, jointly and severally, hereby make the following representations and warranties to Parent:

     Section 2.1 Ownership and Sale of Shares. To the extent that the Shareholder is identified on Annex B hereto as owning Shares of one or more of the Companies, (i) the Shareholder (A) if a natural person or a corporation (a "Corporate Shareholder"), will, as of the Closing Date, own, legally and beneficially, and (B) if a trustee (a "Trustee Shareholder") under a trust (the "Trust"), will, as of the Closing Date, own, legally, and the Related JLW Owner (and, to the extent applicable, any of his or her descendants and/or spouse who are also beneficiaries of the Trust) will, as of the Closing Date, own, beneficially, the Shares identified on Annex B as being owned by the Shareholder, and (ii) the Shareholder (if a natural person, in the case of Shares of NewCo l, with full title guarantee (pursuant to the Law of Property (Miscellaneous Provisions) Act 1994 of England and Wales)) shall sell to Parent at the Closing such Shares together with all rights of any nature whatsoever now or after the date of this Agreement attached or accruing to them, free and clear of all Encumbrances. Parent shall, from and after the Closing, be entitled to exercise all rights attached or accruing to the Shares transferred to Parent by the Shareholder, including, without limitation, the right to receive all dividends paid or made on or after the Closing Date. Except as set forth on Annex B hereto, neither the Shareholder nor, if applicable, the Related JLW Owner owns or has an interest in any other Shares. Except as set forth on Annex B hereto, neither such Shareholder nor, if applicable, the Related JLW Owner has (except solely in such person's capacity as a partner in any JLW Partnership) and/or after the Integration will have any rights in or to any of the specific assets, properties or rights of or used by any JLW Partnership, Company or Company Subsidiary. Other than as specifically provided in the Europe/USA Region Agreement, the other Operative Agreements or the Integration Agreements, neither such Shareholder nor, if applicable, the Related JLW Owner has any right or claim to any payment or consideration (with respect to an ownership, partnership, trust or similar interest, right of participation or otherwise) from any of the Companies or Company Subsidiaries as a result of or in connection with the consummation of the transactions contemplated by this Agreement, the Europe/USA Region Agreement, the other Operative Agreements and the Integration Agreements.

     Section 2.2 Authorization. (a) The Related JLW Owner, if any, has full power, capacity and authority to execute, deliver and perform this Agreement, the other Operative Agreements and the Integration Agreements to which such Related JLW Owner is a party and to carry out the transactions contemplated hereby and thereby. No other action on the part of the Related JLW Owner is necessary to execute and deliver each of this Agreement, the other Operative Agreements and the Integration Agreements to which such Related JLW Owner is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Integration. Each of this Agreement, the other Operative Agreements and the Integration Agreements to which the Related JLW Owner is a party has been duly and validly executed and delivered by such Related JLW Owner and constitutes a valid and binding agreement of such Related JLW Owner, enforceable against such Related JLW Owner in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity, regardless of whether in a proceeding in equity or at law.

           (b) The Shareholder (i) if a Corporate Shareholder, has all requisite corporate power and authority, (ii) if a natural person, has full power, capacity and authority and (iii) if a Trustee Shareholder, is the lawful and duly appointed trustee of the Trust, and has full power, authority and legal right under the trust agreement, will or other instrument pursuant to which such Trustee Shareholder acts as trustee (the "Trust Agreement"), to execute, deliver and perform each of this Agreement, the other Operative Agreements and the Integration Agreements to which the Shareholder (or, in the case of a Trustee Shareholder, the Trust) is a party and to carry out the transactions contemplated hereby and thereby.
If the Shareholder is a Corporate Shareholder, such Shareholder is duly organized or incorporated and validly existing (and, if applicable) in good standing under the laws of its jurisdiction of incorporation or formation and has all requisite corporate or similar power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns. If the Shareholder is a Trustee Shareholder, there are no trustees of such Trust other than the Trustee Shareholder who has entered into this Agreement on behalf of such Trust, and such Trustee Shareholder has caused to be delivered to Parent a true, correct and complete copy of the Trust Agreement or other evidence satisfactory to Parent of such Trustee Shareholder's power, authority and legal right referred to above. No other action on the part of the Shareholder (or, in the case of a Corporate Shareholder or Trustee Shareholder, the shareholders of such Shareholder or beneficiaries of such Trust, as the case may be) is necessary to authorize and approve the execution and delivery by the Shareholder (in the case of a Trustee Shareholder, the Trust) of each of this Agreement, the other Operative Agreements and the Integration Agreements to which the Shareholder (in the case of a Trustee Shareholder, the Trust) is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Integration. Each of this Agreement, the other Operative Agreements and the Integration Agreements to which the Shareholder (in the case of a Trustee Shareholder, the Trust) is a party has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder (in the case of a Trustee Shareholder, the Trust), enforceable against the Shareholder (in the case of a Trustee Shareholder, the Trust) in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar Laws affecting creditors generally and by general principles of equity (with respect to a Trustee Shareholder, other than principles of fiduciary duty), regardless of whether in a proceeding in equity or at law.

     Section 2.3 No Violation. (a) Neither the execution and delivery by the Related JLW Owner, if any, of this Agreement or any other Operative Agreement or Integration Agreement to which the Related JLW Owner is a party nor the consummation by the Related JLW Owner of the transactions contemplated hereby or thereby shall: (i) violate, conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under, any indebtedness, contract, instrument or other obligation to which the Related JLW Owner is a party or by which the Related JLW Owner or the Related JLW Owner's assets are bound or affected, or result in the creation or imposition of any Lien upon any properties or assets (including any Encumbrance upon any Shares) of the Related JLW Owner; or (ii) violate any statute, law, judgment, decree, order, regulation, rule or other similar authoritative matters of any foreign, federal, state or local governmental or quasi-governmental, administrative, regulatory or judicial court, department, commission, agency, board, bureau, instrumentality or other authority to which the Related JLW Owner is subject; except, in the case of clause (i) or (ii) above, for any of the same that, individually or in the aggregate, would not reasonably be expected to materially impair the ability of such Related JLW Owner to perform his or her obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

           (b) Neither the execution and delivery by the Shareholder of this Agreement or, any other Operative Agreement or Integration Agreement to which the Shareholder (in the case of a Trustee Shareholder, the Trust) is a party nor the consummation by the Shareholder of the transactions contemplated hereby or thereby shall: (i) in the case of a Corporate Shareholder, violate or be in conflict with any provision of the certificate of incorporation and bylaws or memorandum or articles of association (or similar organizational documents), as applicable, of the Shareholder; (ii) in the case of a Trustee Shareholder, violate or be in conflict with the Trust Agreement or any provision of the certificate of incorporation and bylaws or memorandum of articles of association (or similar organizational documents), as applicable, of the Trustee Shareholder; (iii) violate, conflict with, constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, cause or permit the acceleration of, or give rise to any right of termination, imposition of fees or penalties under, any indebtedness, contract, instrument or other obligation to which the Shareholder (in the case of a Trustee Shareholder, the Trust) is a party or by which the Shareholder (in the case of a Trustee Shareholder, the Trust) or the Shareholder's (or, in the case of a Trustee Shareholder, the Trust's) assets are bound or affected, or result in the creation or imposition of any Lien upon any properties or assets (including any Encumbrance upon any Shares) of the Shareholder (or, in the case of a Trustee Shareholder, the Trust); or (iv) violate any statute, law, judgment, decree, order, regulation, rule or other similar authoritative matters of any foreign, federal, state or local governmental or quasi-governmental, administrative, regulatory or judicial court, department, commission, agency, board, bureau, instrumentality or other authority to which the Shareholder (or, in the case of a Trustee Shareholder, the Trust) is subject; except, in the case of clause (iii) or (iv) above, for any of the same that, individually or in the aggregate, would not reasonably be expected to materially impair the ability of such Shareholder to perform his, her or its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby and thereby.

     Section 2.4 Consents and Approvals. No Consents from or of any third party or any Authority are necessary for the execution and delivery by the Shareholder and, if applicable, the Related JLW Owner of this Agreement or any other Operative Agreement or Integration Agreement to which the Shareholder or such Related JLW Owner (or, in the case of a Trustee Shareholder, the Trust) is a party or the consummation by the Shareholder and such Related JLW Owner of the transactions contemplated hereby and thereby, except for the making of such filings or the receipt of such approvals as to which the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to materially impair the ability of the Shareholder and such Related JLW Owner to perform his, her or its obligations hereunder or thereunder or prevent or materially delay the consummation of the transactions contemplated hereby or thereby.

     Section 2.5 Shareholder Information.   The Shareholder is either (i)
a natural person and a partner of a JLW Partnership or an employee of the JLW Businesses who has acquired or will acquire in the Integration the Shares identified on Annex B as being owned by the Shareholder, or (ii) a Corporate Shareholder or a Trustee Shareholder who (A) has acquired or will acquire in the Integration the Shares identified on Annex B as being owned by the Shareholder and whose name is set forth on Annex B hereto opposite the name of the Related JLW Owner and (B) qualifies as a Permitted Transferee of the Related JLW Owner. In the event that clause (ii) of the immediately preceding sentence is applicable, the Related JLW Owner is a partner of a JLW Partnership or employee of the JLW Businesses, whose name is set forth on Annex B hereto opposite the name of the Shareholder to whom such Related JLW Owner has transferred or will transfer in the Integration the Shares (or such Related JLW Owner's right to acquire the Shares) identified on Annex B as being owned by the Shareholder.

                              ARTICLE III

           CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS
             OF THE SHAREHOLDER AND THE RELATED JLW OWNER

     The Shareholder and, if applicable, the Related JLW Owner, jointly and severally, hereby make the following representations, warranties and covenants to Parent:

     Section 3.1 Investment Matters. (a) The Shareholder and, if applicable, the Related JLW Owner are resident in the country identified under the Shareholder's and Related JLW Owner's names in columns 1 and 2, respectively, of Annex B hereto, and neither the Shareholder nor, if applicable, the Related JLW Owner is resident in a territory outside such country.

           (b) The Shareholder and, if applicable, the Related JLW Owner agree not to engage in any hedging transactions with regard to the Consideration Shares unless in compliance with the Securities Act.

           (c) The Shareholder and, if applicable, the Related JLW Owner acknowledge and agree that the Consideration Shares will be subject to the provisions of the Stockholder Agreement, including, without limitation, the restrictions on transfer and voting restrictions contained therein.

           (d) The Shareholder and, if applicable, the Related JLW Owner acknowledge and agree that the Consideration Shares are being offered and sold to the Shareholder in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that Parent is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Shareholder and, if applicable, the Related JLW Owner set forth herein in order to determine the applicability of such exemptions and the suitability of the Shareholder to acquire Consideration Shares.

           (e) The Shareholder and, if applicable, the Related JLW Owner have received and have had an opportunity to carefully review the Offering Memorandum, dated as of [!], 1998, delivered to the Shareholder and, if applicable, the Related JLW Owner prior to the execution of this Agreement, Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, Parent's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998, Parent's 1997 Annual Report to Stockholders and proxy statement dated March 31, 1998 and Parent's Current Report on Form 8-K dated September 3, 1998, and the Shareholder and, if applicable, the Related JLW Owner have had a reasonable opportunity to ask questions of and receive answers from Parent concerning Parent, and to obtain any additional information reasonably necessary to verify the accuracy of the information furnished to the Shareholder or such Related JLW Owner concerning Parent and all such questions, if any, have been answered to the full satisfaction of the Shareholder and, if applicable, the Related JLW Owner.

           (f) The Shareholder and, if applicable, the Related JLW Owner acknowledge that no representations or warranties have been made to the Shareholder or such Related JLW Owner by Parent or any agent, employee or Affiliate of Parent other than those contained in the Europe/USA Region Agreement, and in entering into this transaction the Shareholder and, if applicable, the Related JLW Owner are not relying upon any information, other than that referred to in the foregoing paragraph, contained in the Europe/USA Region Agreement and the other Operative Agreements, and the results of independent investigations by the Shareholder and, if applicable, the Related JLW Owner and his, her or its representatives; provided that the Shareholder and, if applicable, the Related JLW Owner acknowledge and agree that the only representations or warranties that Parent has made with respect to such information are as set forth in Sections 4.7 and 4.19 of the Europe/USA Region Agreement.

     Section 3.2 Regulation S.

           (a) The Shareholder and, if applicable, the Related JLW Owner acknowledge that each certificate representing Consideration Shares delivered to or on behalf of the Shareholder shall include the following legend:

           THE SHARES REPRESENTED BY THIS CERTIFICATE (THE 'SHARES') HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY THE ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT SUCH HOLDER IS NOT A U.S. PERSON AND IS ACQUIRING THE SHARES IN AN OFFSHORE TRANSACTION, (2) AGREES THAT SUCH HOLDER WILL NOT RESELL OR OTHERWISE TRANSFER THE SHARES EXCEPT (A) TO JONESLANG LASALLE INCORPORATED (THE 'COMPANY') OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES, TO A TRANSFEREE THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE COMPANY A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SHARES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE COMPANY), (D) OUTSIDE THE UNITED STATES, IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULES 904 AND 905 UNDER THE ACT,
(E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) OR (F) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE ACT (IF AVAILABLE) AND (3) AGREES THAT SUCH HOLDER WILL GIVE EACH PERSON TO WHOM THE SHARES ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SHARES PURSUANT TO CLAUSES (C), (E) OR (F) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS 'OFFSHORE TRANSACTION,' 'UNITED STATES' AND 'U.S. PERSON' HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE ACT.

           IN ADDITION, THE SHARES ARE SUBJECT TO THE PROVISIONS OF A STOCKHOLDER AGREEMENT, DATED AS OF OCTOBER 21, 1998, BY AND BETWEEN THE COMPANY AND THE PERSON WHOSE NAME APPEARS ON THE REVERSE HEREOF, AND AN INDEMNITY AND ESCROW AGREEMENT, DATED AS OF OCTOBER 21, 1998, BY AND AMONG THE COMPANY, THE PERSON WHOSE NAME APPEARS ON THE REVERSE HEREOF AND THE OTHER PARTIES NAMED THEREIN, WHICH INCLUDE, WITHOUT LIMITATION, VARIOUS ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SHARES AND THE GRANTING OF CERTAIN VOTING RIGHTS, A COPY OF WHICH WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST WITHOUT CHARGE.

           (b) The Shareholder and, if applicable, the Related JLW Owner understand that the Consideration Shares are being issued to the Shareholder in reliance on Regulation S and have not been registered under the Securities Act or with any securities regulatory authority of any state of the United States or other jurisdiction and, therefore, that such Consideration Shares (and all securities issued in exchange therefor or in substitution thereof) cannot be resold in the absence of such registration, except pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Except as set forth in the Stockholder Agreement, the Shareholder, and if applicable, the Related JLW Owner are aware that Parent is under no obligation to effect any such registration under the Securities Act or otherwise with respect to such Consideration Shares (or any securities issued in exchange therefor or in substitution thereof), or to file for or comply with any exemption from such registration.

           (c) The Shareholder is, and any person for whose account it is acquiring the Consideration Shares is, outside the "United States" (as defined under Regulation S), and this Agreement and each of the Other Operative Agreements was executed, and the investment decision to enter into this Agreement was made, outside the United States.

           (d) Neither the Shareholder nor, if applicable, the Related JLW Owner is in the business of buying and selling securities.

           (e) Neither the Shareholder nor, if applicable, the Related JLW Owner will offer, sell or deliver any of the Consideration Shares, or any interest or participation therein, until one year after the Closing Date (the "Restricted Period"), except in an "offshore transaction" (as defined under Regulation S) in accordance with Rule 904 of Regulation S, pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act and otherwise in accordance with this Agreement, the Europe/USA Region Agreement and the Stockholder Agreement.

           (f) The Shareholder and, if applicable, the Related JLW Owner acknowledge and agree that any resale or other transfer, or attempted resale or other transfer, which Parent determines in good faith was made other than in compliance with the restrictions stated herein and in the Stockholder Agreement shall not be recognized by Parent in respect of Consideration Shares, and that Parent may deliver a corresponding stop-transfer order to the Transfer Agent to that effect. For so long as Consideration Shares are subject to the provisions of the Stockholder Agreement, no resale or other transfer of such Consideration Shares shall be made unless in compliance with Article IV of the Stockholder Agreement, including the requirement that prior to any such resale or other transfer, Parent is furnished evidence reasonably satisfactory to Parent that such resale or transfer is being made in compliance with the applicable provisions of the Stockholder Agreement. At any time after such Consideration Shares are no longer subject to the provisions of the Stockholder Agreement, upon the written request of the holder thereof, Parent shall remove the second legend set forth in Section 3.2(a) hereof from the certificate(s) representing such Consideration Shares or replace such certificate(s) with certificate(s) not bearing such legend.

           (g) If the Shareholder or, if applicable, the Related JLW Owner intend to transfer any of the Consideration Shares, or any interest or participation therein, prior to the expiration of the Restricted Period, the Shareholder or the Related JLW Owner, as the case may be, shall deliver to Parent a written opinion of counsel to the transferee, which counsel and opinion shall be reasonably satisfactory to Parent, to the effect that the offer, sale and transfer of the Consideration Shares are not subject to registration under the Securities Act or are permitted under Regulation S. At any time after the Restricted Period, upon the written request of the holder thereof, together with a written opinion of counsel, which counsel and opinion shall be reasonably satisfactory to Parent, to the effect that the first legend set forth in Section 3.2(a) hereof is no longer required on the certificate(s) representing such Consideration Shares under the applicable requirements of the Securities Act, Parent shall remove such legend from the certificate(s) representing such Consideration Shares or replace such certificate(s) with certificate(s) not bearing such legend.

           (h) The Shareholder has not engaged in, and during the Restricted Period will not engage in, any "directed selling efforts" (as defined under Regulation S) with respect to any Consideration Shares.


                              ARTICLE IV

                              TERMINATION

     Section 4.1 Termination of Agreement. This Agreement shall terminate automatically upon the termination of the Europe/USA Region Agreement pursuant to and in accordance with the terms of Article XI thereof. If this Agreement is so terminated and abandoned as provided herein, no party hereto shall have any liability or further obligation to any other party to this Agreement, except as set forth in the Europe/USA Region Agreement. Sections 7.3 and 7.4 hereof shall survive the termination of this Agreement.


                               ARTICLE V

             SURVIVAL, INDEMNIFICATION AND GENERAL RELEASE

     Section 5.1 Survival of Representations, Warranties and Covenants. None of the representations and warranties of Parent contained in this Agreement, the Europe/USA Region Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall survive the Closing. All representations and warranties of the Shareholder and, if applicable, the Related JLW Owner contained in this Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall survive the Closing for the period specified in the Escrow Agreement. The covenants and agreements of Parent contained in this Agreement, the Europe/USA Region Agreement or any other Operative Agreement, or any instrument delivered pursuant hereto or thereto, shall not survive the Closing, unless such covenants or agreements specify terms or are contemplated to be performed in whole or in part on or after the Closing, in which case any such covenants or agreements shall survive for such specified terms or until performed in full. The covenants and agreements of the Shareholder and, if applicable, the Related JLW Owner contained in this Agreement, the Europe/USA Region Agreement or any other Operative Agreement shall survive the Closing without limitation as to time unless the covenant or agreement specifies a term, in which case such covenant or agreement shall survive for such specified term.

     Section 5.2 Indemnification. Parent and the other Indemnified Persons (as defined in the Escrow Agreement), shall be indemnified, defended and held harmless from and against any and all Liabilities and against all claims in respect thereof to the extent, and subject to the terms, conditions and limitations set forth in the Escrow Agreement.

     Section 5.3 Release by the Shareholder. The Shareholder and, if applicable, the Related JLW Owner, for themselves and for each of their respective Associated Parties, to the fullest extent permitted by applicable law, hereby, irrevocably, unconditionally and completely releases, waives, relinquishes and forever discharges each of (i) the Buyers from any claims or causes of action arising out of or relating to the Integration (other than Post-Closing Actions) or the allocation of the Consideration among the Shareholders and Other Shareholders under the Purchase Agreements, and (ii) the Companies, the Asia Region Companies and the Australasia Region Companies together with their respective Subsidiaries, successors and past, present and future assigns, directors, officers, employees, agents and representatives in their capacities as such (other than the Shareholder and, if applicable, the Related JLW Owner) of any of the foregoing (collectively, the "Released Persons"), from all past, present and future disputes, claims, controversies, demands, rights, obligations, liabilities, actions and causes of action of every kind and nature (whether accrued or unaccrued) whatsoever against any one or more of the Released Persons, which are related directly or indirectly to events occurring prior to the Closing Date (other than, in each case, any Surviving Claims), including: (A) any unknown, unsuspected or undisclosed claim; (B) any claim or right that may be asserted or exercised by the Shareholder and, if applicable, the Related JLW Owner in such Shareholder's or Related JLW Owner's capacity as a shareholder, director, officer or employee of any Company, Asia Region Company or Australasia Region Company, or any of their respective Subsidiaries, as a partner or former partner in any predecessor of any Company, Asia Region Company or Australasia Region Company, or any of their respective Subsidiaries, or as a direct or indirect beneficiary of any trust or trust arrangement, whether implied or actual, relating directly or indirectly to any portion of the businesses or assets of the JLW Businesses (including, without limitation, the right to receive profits therefrom or an ownership or other participatory interest or right therein) or in any other capacity; and (C) any claim, right or cause of action based upon any breach of any express, implied, oral or written contract or agreement; provided that the releases set forth in the foregoing clauses (i) and (ii) shall not apply to any Surviving Claims.


                              ARTICLE VI

                              DEFINITIONS

     Section 6.1 Certain Terms. When used in this Agreement, the following terms shall have the meanings specified:

           "Associated Parties" when used herein with respect to the Shareholder or the JLW Related Owner, means and includes: (i) the Shareholder's or Related JLW Owner's, successors, executors, administrators, beneficiaries, heirs and estate; and (ii) the Shareholder's or Related JLW Owner's future assigns.

           "Buyers" means, collectively, Parent, US Acquisition Sub and Australia Acquisition Sub.

           "Operative Agreements" means, collectively, this Agreement, the Europe/USA Region Agreement, the Stockholder Agreement, the Escrow Agreement and the Indemnification Agreement Guarantees.

           "Other Joinder Agreements" means the Purchase and Sale Joinder Agreement (Asia) and the Purchase and Sale Joinder Agreement (Australasia), in the form attached to the Asia Region Agreement and the Australasia Region Agreement, respectively.
           "Other Shareholders" means, collectively, the Persons whose names appear on one of the Preliminary Master Shareholder Lists attached to the Purchase Agreements, and who execute and deliver the applicable Other Joinder Agreements and the other applicable Shareholder Transaction Documents.

           "Permitted Transfer" means: (a) a Transfer of Consideration Shares between the Related JLW Owner and any descendant of such Related JLW Owner; (b) a Transfer of Consideration Shares between the Related JLW Owner and the spouse or surviving spouse of such Related JLW Owner or of any descendant of such Related JLW Owner; (c) a Transfer of Consideration Shares between the Related JLW Owner and any trust of which there are no beneficiaries and continue to be, during the term of the Stockholder Agreement, no beneficiaries other than such Related JLW Owner and/or one or more of the Persons described in clauses (a) and (b); (d) a Transfer of Consideration Shares between the Related JLW Owner and any corporation or limited liability company of which there are and continue to be, during the term of the Stockholder Agreement, no stockholders (or other Persons holding any direct or indirect ownership interest therein) other than such Related JLW Owner and/or one or more of the Persons described in clauses
(a) and (b).

           "Permitted Transferee" means any Person who shall have acquired and who shall hold Consideration Shares pursuant to a Permitted Transfer.

           "Person" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state or political subdivision thereof, trust or other entity.

           "Regulation S" means Regulation S under the Securities Act.

           "SEC" means the United States Securities and Exchange
Commission.

           "Securities Act" means the Securities Act of 1933, as amended and any successor statute, and the rules and regulations of the SEC promulgated thereunder.

           "Surviving Claim" means any of the following: (i) any claim arising out of rights expressly granted to a Shareholder or, if applicable, Related JLW Owner, under the Integration Agreements; (ii) any right to compensation or employee benefits accrued in the ordinary course of employment; (iii) any right to reimbursement of employee expenses that are reimbursable pursuant to applicable existing policies (as such policies may be modified from time to time) prior to the Closing Date consistent with the limitations set forth in Article V of the Europe/USA Region Agreement;
(iv) any other claim arising under any employment or service agreement between such Shareholder or, if applicable, Related JLW Owner, and any Released Person; (v) any claim for indemnification that the Shareholder or, if applicable, Related JLW Owner may have against any Released Person under the applicable corporate charter, by-laws or similar organizational documents or under applicable insurance, if any, or in respect of actions taken by such Shareholder or, if applicable, Related JLW Owner within the scope of his or her employment or as a director or officer of any Released Person.; or (vi) any right expressly set forth in the Europe/USA Region Agreement or any other Operative Agreement.

                              ARTICLE VII

                             MISCELLANEOUS

     Section 7.1 Specific Enforcement; Other Remedies. The Shareholder and, if applicable, the Related JLW Owner acknowledges and agrees that Parent would be irreparably damaged in the event any of the provisions of this Agreement were not performed by the Shareholder and such Related JLW Owner in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States (or any state thereof) or country having jurisdiction, in addition to any other remedy to which Parent may be entitled at law or equity.

     Section 7.2 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby (unless such a construction is unreasonable).

     Section 7.3 Expenses. Except as provided in the Europe/USA Region Agreement, each of the parties hereto shall pay his, her or its own legal, accounting and other miscellaneous expenses incident to this Agreement, the other Operative Agreements and the Integration Agreements.

     Section 7.4 Press Releases and Announcements. After the date of this Agreement and prior to the Closing, neither the Shareholder nor, if applicable, the Related JLW Owner shall directly or indirectly make or cause to be made any public announcement or disclosure, or issue any notice with respect to this Agreement or any other Operative Agreement or the transactions contemplated by this Agreement and the other Operative Agreements, without the prior written consent of Parent.


     Section 7.5 Entire Agreement; No Third Party Beneficiaries. This Agreement, together with the Europe/USA Region Agreement and the other Operative Agreements, and the schedules and the other writings referenced herein and therein, (a) constitute the entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and (b) are not intended to confer upon any person other than the parties any rights or remedies hereunder.

     Section 7.6 Amendment and Modification. This Agreement may not be amended, modified or supplemented except by an agreement in writing signed by each of the parties hereto.

     Section 7.7 Notices. All notices, requests, demands and other communications made under or by reason of the provisions of this Agreement shall be in writing and shall be given by hand-delivery, air courier, or telecopier (with a copy also sent by hand-delivery or air courier, which shall not alter the time at which the telecopier notice is deemed received), in each case addressed to the party to be notified, in the case of Parent, at the address set forth in the Europe/USA Region Agreement and, in the case of the Shareholder or, if applicable, the Related JLW Owner, at the address set forth on the signature page hereto, or such other address of a party as such party shall have specified by prior written notice to the other party in accordance with this Section 7.7. Such notices shall be deemed given: at the time personally delivered, if delivered by hand with receipt acknowledged; upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error, if telecopied; when answered back if telexed; and the second business day after timely delivery to the courier, if sent by air courier.

     Section 7.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns, but this Agreement may not be assigned by any party without the written consent of the other parties.

     Section 7.9 Headings. The Article and Section headings contained herein are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     Section 7.10 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Illinois, without giving effect to the conflict of laws provisions thereof.

     Section 7.11 Jurisdiction. Subject to the arbitration provisions set forth in Section 7.1 of the Escrow Agreement, each of the parties hereto hereby expressly and irrevocably submits to the non-exclusive personal jurisdiction of the United States District Court for the Northern District of Illinois, and to the jurisdiction of any other competent court of the State of Illinois located in the County of Cook (collectively, the "Illinois Courts"), preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441, and to the non-exclusive jurisdiction of the High Court of England and Wales in London (the "English Courts"), in connection with all disputes arising out of or in connection with this Agreement or the transactions contemplated hereby and agrees not to commence any litigation relating thereto except in such courts; provided that if the aforementioned Illinois Courts do not have subject matter jurisdiction, then the proceeding shall be brought in any other state or federal court located in the State of Illinois, preserving, however, all rights of removal to such federal court under 28 U.S.C. Section 1441. Notwithstanding the foregoing, the parties hereto agree that no suit, action or proceeding may be brought in any state court in the State of Illinois unless jurisdiction is unavailable in any federal court in the State of Illinois. Each of party hereby waives the right to any other jurisdiction or venue for any litigation arising out of or in connection with this Agreement or the transactions contemplated hereby to which any of them may be entitled by reason of its present or future domicile. Notwithstanding the foregoing, each of the parties hereto agrees that each of the other parties shall have the right to bring any action or proceeding for enforcement of a judgment entered by the Illinois Courts or the English Courts in any other court or jurisdiction.

     Section 7.12 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

     Section 7.13 Service of Process. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 7.11 hereof in any such action or proceeding by giving copies thereof by hand-delivery or air courier to his, her or its address as specified herein. However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

     Section 7.14 Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.15 WAIVER OF JURY TRIAL. EACH PARTY HEREBY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

           IN WITNESS WHEREOF, the Shareholder and, if applicable, the Related JLW Owner and Parent have caused this Purchase and Sale Joinder Agreement (Europe/USA) to be duly executed and delivered as of the day and year first above written.

                                  LASALLE PARTNERS
                                    INCORPORATED

                              By:
                                     Name:
                                     Title:

  SIGNATURE CONFIRMATION          SHAREHOLDER:


                                  Name:
                                  Address:

By:
Name:
Title:                            Telephone:
                                  Fax:
Dated:


SIGNATURE CONFIRMATION*           RELATED JLW OWNER:


                                  Name:
                                  Title:
                                  Address:
By:
Name:
Title:                            Telephone:
                                  Fax:
Dated:

           IN WITNESS WHEREOF, the Shareholder and, if applicable, the Related JLW Owner and Parent have caused this Purchase and Sale Joinder Agreement (Europe/USA) to be duly executed and delivered as of the day and year first above written.

                                  LASALLE PARTNERS
                                    INCORPORATED

                              By:
                                     Name:
                                     Title:

  SIGNATURE CONFIRMATION          SHAREHOLDER:


                                  Name:
                                  Address:

By:
Name:
Title:                            Telephone:
                                  Fax:
Dated:


SIGNATURE CONFIRMATION*           RELATED JLW OWNER:


                                  Name:
                                  Title:
                                  Address:
By:
Name:
Title:                            Telephone:
                                  Fax:
Dated: